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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2001

SUNLAND ENTERTAINMENT CO., INC.
(Exact name of registrant as specified in charter)

California (State or Other Jurisdiction of Incorporation)	0-23000 (Commission File Number)	95-4217605 (IRS Employer Identification No.)
11835 W. Olympic Boulevard, Suite 550, Los Angeles, California (Address of Principal Executive Offices)	90064 (Zip Code)

Registrant's telephone number, including area code (310) 444-4100

The Harvey Entertainment Company
(Former Name or Former Address, If Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

    On March 7, 2001, the Registrant entered into an Asset Purchase and Sale Agreement (the "Agreement") by and among the Registrant, and the Registrant's wholly-owned subsidiaries, Harvey Comics, Inc. and BHP Productions, Inc., on the one hand (collectively with the Registrant, the "Company"), and Classic Media, LLC ("Classic"), on the other hand. At the closing of the transactions contemplated by the Agreement, (i) Classic will pay to the Company approximately $16,000,000 (as adjusted pursuant to the agreement) and will assume certain liabilities of the Company, and (ii) the Company will transfer to Classic (A) all of its classic cartoon characters, including but not limited to the following: Casper the Friendly Ghost, Richie Rich, Wendy the Good Little Witch, Baby Huey, Hot Stuff and Bunny and (B) certain accounts receivable and outstanding contracts related to the Company's classic cartoon character business. After the execution of the Agreement, pursuant to the terms thereof, Classic assigned its rights and obligations under the Agreement to its wholly-owned subsidiary, Harvey Entertainment, Inc. ("Purchaser"). As of May 4, 2001, the Company and Purchaser entered into an Amendment to Asset Purchase and Sale Agreement (the "Amendment"); the Amendment was consented to by Classic. Pursuant to the Amendment, the Company and Purchaser agreed, among other things, (i) to increase the purchase price to be paid by Purchaser at the closing of the asset sale transaction from $16,000,000 to $17,000,000, (ii) to increase Purchaser's closing deposit from $1,500,000 to $3,000,000, and (ii) to increase from $350,000 to $1,000,000 the legal fee reimbursement potentially payable by the Company to Purchaser in connection with a termination of the Agreement. In addition, Purchaser agreed to waive certain potential defaults under the Agreement and the parties agreed that the receipt of certain third party consents would not be required closing conditions to the asset sale transaction. For further detail of the transaction, refer to the definitive proxy statement filed with the Securities and Exchange Commission on May 9, 2001 on Schedule 14A.

    On June 12, 2001, the Company received shareholder approval for the above transaction and for a corporate name change to "Sunland Entertainment Co., Inc.". On June 22, 2001, the Company completed the transaction described above.

    On June 14, 2001, the Registrant issued a press release regarding shareholder approval of the transaction and the corporate name change. On June 26, 2001, the Registrant issued a press release regarding the closing of the transaction. The press releases are attached hereto as Exhibits 99 and 99.1.

Item 7. Financial Statements and Exhibits.

  (a)
  Not applicable

  (b)
  PRO FORMA FINANCIAL INFORMATION

  (c)
  The following exhibits are filed as part of this report

Exhibit No.	Description of Exhibit
99	Press Release dated June 14, 2001, regarding shareholder approval for the transaction and a corporate name change
99.1	Press Release dated June 26, 2001, regarding the closing of the transaction

SUNLAND ENTERTAINMENT CO., INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2001

	Sunland Entertainment Co., Inc. (Formerly The Harvey Entertainment Company) (historical)	Adjustment		Pro Forma
ASSETS:
Cash and cash equivalents	$1,270,000	$1,617,000	b	$2,887,000
Marketable securities	10,000			10,000
Accounts receivable,net	13,943,000	(4,224,000)	a	9,719,000
Prepaid and other assets	2,773,000			2,773,000
Income tax receivable	540,000			540,000
Film inventory, net	12,963,000	(6,780,000)	a	6,183,000
Fixed assets, net	597,000			597,000
Goodwill, net	4,968,000	(1,081,000)	a	3,887,000
Trademarks, copyright and other intangibles, net	1,419,000	(1,413,000)	a	6,000

TOTAL ASSETS	$38,483,000	$(11,881,000)		$26,602,000

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable and accrued expenses	$3,681,000	$(1,043,000)	a	$2,638,000
Accrued participations and residuals	2,839,000	(577,000)	a	2,262,000
Deferred revenue	990,000	—		990,000
Notes payable	18,846,000	(15,383,000)	b	3,463,000

Total liabilities	26,356,000	(17,003,000)		9,353,000
Series A convertible preferred stock, $100 stated value	10,586,000			10,586,000

STOCKHOLDERS' EQUITY:
Series B convertible preferred stock, $100 stated value	9,067,000			9,067,000
Common stock, no par value	23,936,000			23,936,000
Additional paid in capital	3,942,000			3,942,000
Retained earnings/(accumulated deficit)	(35,404,000)	5,122,000	c	(30,282,000)

Total stockholders' equity	1,541,000	5,122,000		6,663,000

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$38,483,000	$(11,881,000)		$26,602,000

See accompanying notes to consolidated financial statements.

SUNLAND ENTERTAINMENT CO., INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

INCOME STATEMENT FOR THE THREE MONTHS ENDED MARCH 31, 2001

	Sunland Entertainment Co., Inc. (Formerly The Harvey Entertainment Company) (historical)	Unaudited Income Statement of Business Disposition	Adjustments Relating to Business Disposition		Pro Forma
OPERATING REVENUES:
Filmed entertainment	$6,296,000	$2,519,000	$—		$3,777,000
Merchandising and licensing	249,000	249,000			—

Net operating revenues	6,545,000	2,768,000	—		3,777,000
COST OF REVENUES:
Film costs	5,554,000	2,225,000			3,329,000
Other costs of sales	82,000	82,000			—

	5,636,000	2,307,000	—		3,329,000
GROSS PROFIT	909,000	461,000	—		448,000
OPERATING EXPENSES:
Selling and general administrative expenses	2,256,000	652,000	652,000	a	2,256,000
Amortization of goodwill, trademarks, copyright and other	129,000	60,000			69,000
Depreciation expense	251,000	—			251,000

Total operating expenses	2,636,000	712,000	652,000		2,576,000

LOSS FROM OPERATIONS	(1,727,000)	(251,000)	(652,000)		(2,128,000)
Loss on impairment of marketable securities	(16,000)				(16,000)
Other expense	(1,000)				(1,000)
Interest income/(expense), net	(539,000)		362,000	b	(177,000)

LOSS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES	(2,283,000)	(251,000)	(290,000)		(2,322,000)
Cumulative effect of accounting changes	(628,000)	(628,000)			—

NET LOSS	(2,911,000)	(879,000)	(290,000)		(2,322,000)
Preferred stock dividends	(374,000)	—			(374,000)

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS	$(3,285,000)	$(879,000)	$(290,000)		$(2,696,000)

LOSS PER SHARE OF COMMON STOCK BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES—Basic and diluted	(0.50)
Cumulative effect of accounting changes	(0.14)
Preferred stock dividends	(0.08)

NET LOSS PER SHARE OF COMMON STOCK—Basic and Diluted	$(0.72)

WEIGHTED AVERAGE SHARES OUTSTANDING—Basic and Diluted	4,550,000

Pro forma basic and diluted net loss per share applicable to common stockholders					$(0.59)

Shares used in the calculation of pro forma basic and diluted net loss applicable to common stockholders					4,550,000

See accompanying notes to consolidated financial statements.

SUNLAND ENTERTAINMENT CO., INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2000

	Sunland Entertainment Co., Inc. (Formerly The Harvey Entertainment Company) (historical)	3 months ended March 31, 2000 PM Entertainment	Adjustments Relating to the Acquisition of PM Entertainment		Combined as if PM Entertainment Acquired January 1, 2000	Unaudited Income Statement of Business Disposition	Adjustments Relating to Business Disposition		Pro Forma
		a
OPERATING REVENUES:
Filmed entertainment	$17,075,000	$6,261,000	$—		$23,336,000	$2,318,000	$—		$21,018,000
Merchandising and licensing	2,192,000				2,192,000	2,192,000			—
Publishing	56,000				56,000	37,000			19,000

Net operating revenues	19,323,000	6,261,000	—		25,584,000	4,547,000	—		21,037,000
COST OF REVENUES:
Film costs	12,900,000	3,909,000			16,809,000	1,105,000			15,704,000
Other costs of sales	255,000				255,000	255,000			—

	13,155,000	3,909,000	—		17,064,000	1,360,000	—		15,704,000
GROSS PROFIT/(LOSS)	6,168,000	2,352,000	—		8,520,000	3,187,000	—		5,333,000
OPERATING EXPENSES:
Selling and general administrative expenses	9,415,000	1,831,000	150,000	b	11,396,000	3,914,000	3,914,000	i	11,396,000
Amortization of goodwill, trademarks, copyright and other	469,000		103,000	c	572,000	215,000			357,000
Depreciation expense	290,000	90,000	(26,000)	d	354,000				354,000

Total operating expenses	10,174,000	1,921,000	227,000		12,322,000	4,129,000	3,914,000		12,107,000

PROFIT/(LOSS) FROM OPERATIONS	(4,006,000)	431,000	(227,000)		(3,802,000)	(942,000)	(3,914,000)		(6,774,000)
Other income/(expense)	(4,465,000)				(4,465,000)				(4,465,000)
Interest income/(expense), net	(1,579,000)	(258,000)	258,000	e	(1,941,000)		1,520,000	j	(421,000)
			72,000	f
			(434,000)	g

PROFIT/(LOSS) BEFORE INCOME TAXES	(10,050,000)	173,000	(331,000)		(10,208,000)	(942,000)	(2,394,000)		(11,660,000)
Income tax expense	(4,000)	(70,000)	70,000	h	(4,000)	(2,000)			(2,000)

NET PROFIT/(LOSS)	(10,054,000)	103,000	(261,000)		(10,212,000)	(944,000)	(2,394,000)		(11,662,000)
Preferred stock dividends and deduction for beneficial conversion feature	(1,431,000)				(1,431,000)	—			(1,431,000)
Excess of fair value of Series B convertible preferred stock issued less the carrying amount of Series A convertible preferred stock redeemed and the associated beneficial conversion feature on Series A convertible preferred stock redeemed	(570,000)				(570,000)	—			(570,000)

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS	$(12,055,000)	$103,000	$(261,000)		$(12,213,000)	$(944,000)	$(2,394,000)		$(13,663,000)

Historical basic and diluted net loss per share applicable to common stockholders	$(2.70)

Shares used in the calculation of historical basic and diluted net loss per share applicable to common stockholders	4,458,000

Pro forma basic and diluted net loss per share applicable to common stockholders									$(3.00)

Shares used in the calculation of pro forma basic and diluted net loss applicable to common stockholders									4,550,000

See accompanying notes to consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Sale of Classic Cartoon Business

    On March 7, 2001, the Company entered into an Asset Purchase and Sale Agreement ("Agreement") with Classic Media, LLC ("Classic") for the sale of substantially all of the assets of its classic cartoon character business. On May 4, 2001, the Company entered into an amendment to the Agreement with Classic to increase the purchase price. On June 12, 2001, the Company received shareholder approval and on June 22, 2001 at the closing of the transaction (i) Classic paid to the Company approximately $17,000,000 (as adjusted pursuant to the Agreement) and assumed certain liabilities of the Company, and (ii) the Company transferred to Classic (A) all of its classic cartoon characters, including, but not limited to, the following: Casper the Friendly Ghost, Richie Rich, Wendy the Good Little Witch, Baby Huey, Hot Stuff and Bunny and (B) certain accounts receivable and outstanding contracts related to the Company's classic cartoon character business.

    The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 and the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2001 and for the year ended December 31, 2000 illustrate (i) the effect of the sale as if it had been consummated on March 31, 2001 for the unaudited pro forma balance sheet, (ii) the effect of the sale as if it had been consummated on January 1, 2000 for the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2001 and (iii) the effect of the sale as if it had been consummated on January 1, 2000 for the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000.

    The unaudited pro forma consolidated financial information is presented for comparative purposes only and is not intended to be indicative of actual consolidated results of operations or consolidated financial position that would have been achieved had the acquisition been consummated as of the dates indicated above nor do they purport to indicate results which may be attained in the future.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

    Pro forma adjustments giving effect to the sale of certain assets of the classic cartoon business in the unaudited pro forma condensed consolidated balance sheet at March 31, 2001, reflect the following:

a-
Reflects elimination of the assets sold to and the liabilities assumed by Classic as a result of this Agreement.

b-
Reflects the use of estimated cash proceeds of $17 million from the sale to pay down outstanding notes payable and a remaining cash balance.

c-
Reflects the gain on the sale of assets and assignment of liabilities to Classic. The gain on the sale of assets will change to the extent that the estimated cash proceeds from the sale change by certain prorated expenses and for certain accounts receivable collected by the Company between February 1, 2001 and the closing. Capital tax losses brought forward will be utilized to offset the capital tax gain that results from this transaction.

    Pro forma adjustments giving effect to the sale of assets of the classic cartoon business in the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2001, reflect the following as if they had occurred January 1, 2000:

a-
Reflects operating expenses allocated to the classic cartoon business during the three months ended March 31, 2001. These costs, which include salaries, will continue to be incurred by the Company following the sale to Classic.

b-
Reflects elimination of interest expense on notes payable of the Company, which would not have been incurred during the three months ended March 31, 2001, if estimated cash proceeds from the sale had been used to pay down notes payable at the beginning of the period.

    Pro forma adjustments giving effect to the acquisition of PM Entertainment and the sale of assets of classic cartoon business in the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000, reflect the following as if they had occurred January 1, 2000:

a-
Reflects the operations of PM Entertainment for the period between January 1, 2000 and the date on which the Company acquired PM Entertainment.

b-
Reflects rent due on operating lease entered into as part of the agreement for the Company's acquisition of PM Entertainment.

c-
Reflects the amortization of the unallocated excess of the purchase price over the fair value of assets acquired and liabilities assumed of $4,118,000. Management estimates the economic life of the goodwill to be 10 years.

d-
Reflects elimination of depreciation expense on building carried in the PM Entertainment balance sheet that is subject to a capital lease. Under the terms of the agreements to acquire PM Entertainment, the Company did not assume the benefits and obligations under the capital lease.

e-
Reflects elimination of interest expense on notes payable of PM Entertainment that were not assumed by the Company as a result of the acquisition of PM Entertainment.

f-
Reflects amortization of capitalized finance fees incurred in connection with entering the Chase Credit Facility over the initial term of the facility.

g-
Reflects interest charge associated with notes payable entered into as a result of the Company's acquisition of PM Entertainment of $19,255,000. These notes payable incurred interest expense at rates ranging from 9.0% to 10.5% during 2000. A change of one eight of one percent in these interest rates would result in a change in this interest charge of $6,000.

h-
Reflects adjustments to eliminate the income tax expense of PM Entertainment in the three-month period ended March 31, 2000. This income tax expense would be offset against the Company's accumulated net operating losses for fiscal 2000.

i-
Reflects operating expenses allocated to the Business Disposition during fiscal 2000. These costs, which include salaries, will continue to be incurred by the Company following the sale to Classic.

j-
Reflects elimination of interest expense on notes payable of the Company, which would not have been incurred during 2000, if estimated cash proceeds from the sale had been used to pay down notes payable at the beginning of the period.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THE HARVEY ENTERTAINMENT COMPANY
	By:	/s/ CAROLINE J. STEWART Caroline J. Stewart, Secretary and Chief Financial Officer
Date: July 9, 2001

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Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits.
SUNLAND ENTERTAINMENT CO., INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET MARCH 31, 2001
SUNLAND ENTERTAINMENT CO., INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT FOR THE THREE MONTHS ENDED MARCH 31, 2001
SUNLAND ENTERTAINMENT CO., INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2000
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
SIGNATURES